UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2018

NorthStar/RXR New York Metro Real Estate, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55929 (Commission File Number)	46-5183321 (I.R.S. Employer Identification No.)

590 Madison Avenue, 34th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On June 21, 2018, the board of directors (the “Board”) of NorthStar/RXR New York Metro Real Estate, Inc. (“NorthStar/RXR”) approved the renewal of the advisory agreement (the “Advisory Agreement”) by and among NorthStar/RXR, NorthStar/RXR Operating Partnership, LP, NorthStar/RXR’s operating partnership, CNI NS/RXR Advisors, LLC (formerly NSAM J-NS/RXR Ltd), NorthStar/RXR’s advisor (the “Advisor”) and Colony NorthStar, Inc. (formerly NorthStar Asset Management Group Inc.), NorthStar/RXR’s co-sponsor. The Advisory Agreement was renewed for an additional one-year term commencing on June 30, 2018 upon terms identical to those in effect through June 30, 2018. Pursuant to the Advisory Agreement, the Advisor will continue to perform day-to-day operational and administrative services for NorthStar/RXR, including asset management services, acquisition services, accounting services and stockholder services. In addition, subject to the terms of the Advisory Agreement, RXR NTR Sub-Advisor LLC (the “Sub-Advisor”), an affiliate of NorthStar/RXR’s co-sponsor, RXR Realty LLC, will continue to provide certain services delegated to it by the Advisor, including certain investment, portfolio and property management services on NorthStar/RXR’s behalf, pursuant to the Sub-Advisory Agreement among NorthStar/RXR, the Advisor, the Sub-Advisor and the other parties named therein. The Sub-Advisory Agreement automatically renews on an annual basis unless otherwise terminated in accordance with its terms.

The foregoing descriptions of the Advisory Agreement and the Sub-Advisory Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the Advisory Agreement and the Sub-Advisory Agreement filed as Exhibit 10.1 to NorthStar/RXR’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 9, 2017 and Exhibit 10.11 to NorthStar/RXR’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 21, 2017, respectively, which agreements are incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar/RXR New York Metro Real Estate, Inc.

Date: June 21, 2018	By:	/s/ Ann B. Harrington
Ann B. Harrington
General Counsel and Secretary

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